Exhibit 99.1

NII International Telecom S.C.A.

Offer to Exchange

11.375% SENIOR NOTES DUE 2019

that have been registered under the Securities Act of 1933

for any and all

11.375% SENIOR NOTES DUE 2019

The Exchange Offer will expire at 5:00 p.m., New York City time, on                 , 2014, unless sooner terminated or extended (the “Expiration Date”). Outstanding notes tendered in the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, but not thereafter.

If you wish to accept the Exchange Offer, this letter of transmittal must be completed, signed and delivered to the Exchange Agent:

Wilmington Trust, National Association

Rodney Square North

1100 North Market Street

Wilmington, DE 19890-1626

Attn: Workflow Management – 5th Floor

Facsimile: (302) 636-4139, Attention: Workflow Management – 5th Floor

Other Inquiries: DTC Desk (DTC2@Wilmingtontrust.com)

Delivery of this instrument to an address other than as set forth above or transmission via facsimile to a number other than the one listed above will not constitute a valid delivery. The instructions accompanying this letter of transmittal should be read carefully before the letter of transmittal is completed. Receipt of incomplete, inaccurate or defective letters of transmittal will not constitute valid delivery. We may waive defects and irregularities with respect to your tender of 11.375% Outstanding Notes (defined below), but we are not required to do so and may not do so.

The undersigned is a holder of the unregistered, issued and outstanding 11.375% Senior Notes due 2019 (the “11.375% Outstanding Notes”) issued by NII International Telecom S.C.A. (the “Issuer”) under that certain indenture dated as of February 19, 2013, and a supplemental indenture, dated as of April 15, 2013 (together, and as supplemented, amended and modified, the “11.375% Indenture”), between Issuer and the guarantors party thereto and Wilmington Trust, National Association, as trustee.

The undersigned hereby acknowledges receipt and review of the prospectus dated                     , 2014 (the “Prospectus”), of the Issuer and this letter of transmittal. These two documents together constitute the offer by the Issuer to exchange its 11.375% Senior Notes due 2019 (the “11.375% Exchange Notes”), the issuance of which has been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of the Issuer’s 11.375% Outstanding Notes. The offer to exchange the 11.375% Exchange Notes for the 11.375% Outstanding Notes is referred to as the “Exchange Offer.”

Capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

The Issuer reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer for the 11.375% Outstanding Notes is open, at its discretion, in which event the term “Expiration Date” shall mean the latest date to which the Exchange Offer is extended. The Issuer shall notify Wilmington Trust, National Association (the “Exchange Agent”) of any extension by oral or written notice and shall make a public announcement thereof no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

This letter of transmittal is to be used by a holder of 11.375% Outstanding Notes if:

•	certificates representing 11.375% Outstanding Notes are to be physically delivered herewith, or

•	delivery of 11.375% Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer — Procedures for Tendering Outstanding Notes — Book-Entry Delivery Procedures” and an “agent’s message” is not delivered or being transmitted through ATOP (defined below) as described in the Prospectus under the caption “The Exchange Offer — Procedures for Tendering Outstanding Notes — Tender of Outstanding Notes Held Through DTC.”

Tenders by book-entry transfer may also be made by delivering an agent’s message in lieu of this letter of transmittal pursuant to DTC’s Automated Tender Offer Program (“ATOP”). See procedures set forth in the Prospectus under the caption “The Exchange Offer — Procedures for Tendering Outstanding Notes — Tender of Outstanding Notes Held Through DTC.” The undersigned should allow sufficient time for completion of the ATOP procedure with DTC if used for tendering their 11.375% Outstanding Notes on or prior to the Expiration Date. Holders of 11.375% Outstanding Notes whose 11.375% Outstanding Notes are not immediately available, or who are unable to physically deliver their 11.375% Outstanding Notes, this letter of transmittal and all other documents required hereby to the Exchange Agent or to comply with the applicable procedures under DTC’s ATOP on or prior to the Expiration Date, must tender their 11.375% Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer — Procedures for Tendering Outstanding Notes — Guaranteed Delivery.” See Instruction 2 of this letter of transmittal. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The term “holder” with respect to the Exchange Offer for 11.375% Outstanding Notes means any person in whose name such 11.375% Outstanding Notes are registered on the books of the registrar for the 11.375% Outstanding Notes, any person who holds such 11.375% Outstanding Notes and has obtained a properly completed bond power from the registered holder or any participant in the DTC system whose name appears on a security position listing as the holder of such 11.375% Outstanding Notes and who desires to deliver such 11.375% Outstanding Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their 11.375% Outstanding Notes must complete this letter of transmittal in its entirety (unless such 11.375% Outstanding Notes are to be tendered by book-entry transfer and an agent’s message is delivered in lieu hereof pursuant to DTC’s ATOP).

Please read the entire letter of transmittal and the Prospectus carefully before checking any box below. The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this letter of transmittal may be directed to the Exchange Agent.

List below the 11.375% Outstanding Notes tendered under this letter of transmittal. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this letter of transmittal.

DESCRIPTION OF 11.375% OUTSTANDING NOTES TENDERED
Name(s) and Address(es) of the DTC Participant(s) or Registered Holder(s) Exactly as Name(s) Appear(s) on Certificates Representing Outstanding Notes (Please Fill In, If Blank)	11.375% Outstanding Note(s) Tendered
	Registered Certificate Number(s)*	Aggregate Principal Amount Represented by Note(s)	Principal Amount Tendered**

Total

*	Need not be completed by book-entry holders.
**	Unless otherwise indicated, any tendering holder of 11.375% Outstanding Notes will be deemed to have tendered the entire aggregate principal amount represented by such 11.375% Outstanding Notes. All tenders must be in minimum denominations of $2,000 or an integral multiple of $1,000 in excess thereof.

☐	CHECK HERE IF TENDERED 11.375% OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED 11.375% OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

DTC Account Number(s):

Transaction Code Number(s):

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED 11.375% OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY EITHER ENCLOSED HEREWITH OR PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT (COPY ATTACHED) (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) of 11.375% Outstanding Notes:

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Eligible Institution that Guaranteed Delivery:

DTC Account Number(s) (if delivered by book-entry transfer):

Transaction Code Number(s) (if delivered by book-entry transfer):

Name of Tendering Institution (if delivered by book-entry transfer):

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

Telephone/Facsimile No. for Notices:

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer for exchange the principal amount of 11.375% Outstanding Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of 11.375% Outstanding Notes tendered in accordance with this letter of transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such 11.375% Outstanding Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Issuer in connection with the Exchange Offer) with respect to the tendered 11.375% Outstanding Notes with full power of substitution to:

•	deliver such 11.375% Outstanding Notes, or transfer ownership of such 11.375% Outstanding Notes on the account books maintained by DTC, to the Issuer, as applicable, and deliver all accompanying evidences of transfer and authenticity, and

•	present such 11.375% Outstanding Notes for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such 11.375% Outstanding Notes, all in accordance with the terms of the Exchange Offer.

The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the 11.375% Outstanding Notes tendered hereby and to acquire the 11.375% Exchange Notes issuable upon the exchange of such tendered 11.375% Outstanding Notes, and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right, when the same are accepted for exchange by the Issuer.

The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretations set forth in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the “SEC”), including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Mary Kay Cosmetics, Inc. (available June 5, 1991), Shearman & Sterling (available July 2, 1993) and similar no-action letters (the “Prior No-Action Letters”), that the 11.375% Exchange Notes issued in exchange for the 11.375% Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any holder that is a broker-dealer who purchased 11.375% Outstanding Notes directly from the Issuer for resale and any holder that is an “affiliate” of the Issuer or any Guarantor within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act (except for prospectus delivery obligations applicable to certain broker-dealers), provided that such 11.375% Exchange Notes are acquired in the ordinary course of such holders’ business and such holders are not engaged in, and do not intend to engage in, and have no arrangement or understanding with any person to participate in, a distribution of such 11.375% Exchange Notes. The SEC has not, however, considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as it has in other circumstances.

The undersigned hereby further represents to the Issuer and the Guarantor that (i) any 11.375% Exchange Notes received are being acquired in the ordinary course of business of the person receiving such 11.375% Exchange Notes, whether or not the undersigned, (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of the 11.375% Outstanding Notes or the 11.375% Exchange Notes within the meaning of the Securities Act and (iii) neither the holder nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Issuer, or if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of 11.375% Exchange Notes. If the undersigned is a broker-dealer, the undersigned represents that it will receive 11.375% Exchange Notes in exchange for 11.375% Outstanding Notes that were acquired for its own account as a result of market-making activities or other trading activities, and it acknowledges that it will deliver a prospectus in connection with any resale of such 11.375% Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned is a broker-dealer, the undersigned represents that it did not purchase the 11.375% Outstanding Notes to be exchanged for the 11.375% Exchange Notes from the Issuer.

Additionally, the undersigned represents that it is not acting on behalf of any person who could not truthfully and completely make the foregoing representations and the representations in the immediately preceding paragraph.

The undersigned acknowledges that if the undersigned is tendering 11.375% Outstanding Notes in the Exchange Offer with the intention of participating in any manner in a distribution of the 11.375% Exchange Notes:

•	the undersigned cannot rely on the position of the staff of the SEC set forth in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the 11.375% Exchange Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K under the Securities Act, and

•	failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned is not indemnified by the Issuer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the 11.375% Outstanding Notes tendered hereby, including the transfer of such 11.375% Outstanding Notes on the account books maintained by DTC.

For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange validly tendered 11.375% Outstanding Notes when, as and if the Issuer gives oral or written notice thereof to the Exchange Agent. Any tendered 11.375% Outstanding Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned as promptly as practicable after the Expiration Date.

All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this letter of transmittal shall be binding upon the undersigned’s successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption “The Exchange Offer — Withdrawal of Tenders.”

The undersigned acknowledges that the acceptance by the Issuer of properly tendered 11.375% Outstanding Notes pursuant to the procedures described under the caption “The Exchange Offer — Procedures for Tendering Outstanding Notes” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned, on one hand, and the Issuer, on the other, upon the terms and subject to the conditions of the Exchange Offer.

The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption “The Exchange Offer — Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuer), the Issuer may not be required to exchange any of the 11.375% Outstanding Notes tendered hereby.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the 11.375% Exchange Notes issued in exchange for the 11.375% Outstanding Notes accepted for exchange, and return any 11.375% Outstanding Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in the case of a book-entry delivery of 11.375% Outstanding Notes, please credit the account indicated above maintained at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail or deliver the 11.375% Exchange Notes issued in exchange for the 11.375% Outstanding Notes accepted for exchange and any 11.375% Outstanding Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the 11.375% Exchange Notes issued in exchange for the 11.375% Outstanding Notes accepted for exchange in the name(s) of, and return any 11.375% Outstanding Notes not tendered or not exchanged to, the person(s) (or account(s)) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any 11.375% Outstanding Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the 11.375% Outstanding Notes so tendered for exchange.

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 5 AND 6)

To be completed ONLY if (i) 11.375% Outstanding Notes in a principal amount not tendered, or 11.375% Exchange Notes issued in exchange for 11.375% Outstanding Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) 11.375% Outstanding Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the DTC Account Number set forth above. Issue 11.375% Exchange Notes and/or 11.375% Outstanding Notes to:

Name:

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number) (See Instruction 8 below.) (Please Type or Print)

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 5 AND 6)

To be completed ONLY if 11.375% Outstanding Notes in a principal amount not tendered, or 11.375% Exchange Notes issued in exchange for 11.375% Outstanding Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned’s signature. Mail or deliver 11.375% Exchange Notes and/or 11.375% Outstanding Notes to:

Name:

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number) (See Instruction 8 below.) (Please Type or Print)

☐	Credit unexchanged 11.375% Outstanding Notes delivered by book-entry transfer to the DTC account number set forth below:

DTC Account Number:

IMPORTANT

PLEASE SIGN HERE WHETHER OR NOT

11.375% OUTSTANDING NOTES ARE BEING PHYSICALLY TENDERED HEREBY

(complete accompanying Substitute Form W-9 below)

X

X	(Signature(s) of Registered Holder(s) of 11.375% Outstanding Notes)

Dated

(The above lines must be signed by the registered holder(s) of 11.375% Outstanding Notes as your/their name(s) appear(s) on the 11.375% Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this letter of transmittal. If 11.375% Outstanding Notes to which this letter of transmittal relate are held of record by two or more joint holders, then all such holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person’s authority so to act. See Instruction 5 regarding the completion of this letter of transmittal, printed below.)

Name(s):

(Please Type or Print)

Capacity (Full Title):

Address:

(Include ZIP Code)

Area Code and Telephone Number:

Taxpayer Identification Number:

MEDALLION SIGNATURE GUARANTEE

(if required by Instruction 5)

Certain signatures must be guaranteed by an Eligible Institution (as defined in the instructions below). Please read Instruction 5 of this letter of transmittal to determine whether a signature guarantee is required for the tender of your 11.375% Outstanding Notes.

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)

(Title)

(Name of Firm)

(Address, Include ZIP Code)

(Area Code and Telephone Number)

Dated:

INSTRUCTIONS TO LETTER OF TRANSMITTAL

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and 11.375% Outstanding Notes or Agent’s Message and Book-Entry Confirmations. All physically delivered 11.375% Outstanding Notes or any confirmation of a book-entry transfer to the Exchange Agent’s account at DTC of 11.375% Outstanding Notes tendered by book-entry transfer (a “Book-Entry Confirmation”), as well as a properly completed and duly executed copy of this letter of transmittal or facsimile hereof (or an agent’s message in lieu hereof pursuant to DTC’s ATOP), and any other documents required by this letter of transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below prior to 5:00 p.m., New York City time, on or before the Expiration Date. The method of delivery of the tendered 11.375% Outstanding Notes, this letter of transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the holder use an overnight or courier service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. NO LETTER OF TRANSMITTAL OR 11.375% OUTSTANDING NOTES SHOULD BE SENT TO THE ISSUER.

2. Guaranteed Delivery Procedures. Holders who wish to tender their 11.375% Outstanding Notes and (a) whose 11.375% Outstanding Notes are not immediately available, or (b) who cannot deliver their 11.375% Outstanding Notes, this letter of transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (c) who are unable to comply with the applicable procedures under DTC’s ATOP prior to the Expiration Date, must tender their 11.375% Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus.

Pursuant to such procedures:

•	such tender must be made by or through a firm that is a member of a registered national securities exchange or of the Financial Industry Regulatory Authority, a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, in each case that is a participant in the Securities Transfer Agents’ Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges’ Medallion Program approved by the Securities Transfer Association Inc. (an “Eligible Institution”);

•	prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, mail, courier or overnight delivery) or a properly transmitted agent’s message relating to a notice of guaranteed delivery setting forth the name and address of the holder of the 11.375% Outstanding Notes, the registration number(s) of such 11.375% Outstanding Notes and the total principal amount of 11.375% Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this letter of transmittal (or facsimile hereof or an agent’s message in lieu hereof) together with the 11.375% Outstanding Notes in proper form for transfer (or a Book-Entry Confirmation) and any other documents required hereby, will be deposited by the Eligible Institution with the Exchange Agent; and

•	this letter of transmittal (or facsimile hereof or an agent’s message in lieu hereof) together with the certificates for all physically tendered 11.375% Outstanding Notes in proper form for transfer (or Book-Entry Confirmation, as the case may be) and all other documents required hereby are received by the Exchange Agent within three trading days after the Expiration Date.

Any holder of 11.375% Outstanding Notes who wishes to tender 11.375% Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the notice of guaranteed delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a notice of guaranteed delivery will be sent to holders who wish to tender their 11.375% Outstanding Notes according to the guaranteed delivery procedures set forth above. See “The Exchange Offer — Procedures for Tendering Outstanding Notes — Guaranteed Delivery” section of the Prospectus.

3. Tender by Holder. Only a registered holder of 11.375% Outstanding Notes may tender such 11.375% Outstanding Notes in the Exchange Offer. Any beneficial holder of 11.375% Outstanding Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this letter of transmittal on his behalf or must, prior to completing and executing this letter of transmittal and delivering his 11.375% Outstanding Notes, either make appropriate arrangements to register ownership of the 11.375% Outstanding Notes in such holder’s name or obtain a properly completed bond power from the registered holder.

4. Partial Tenders. Tenders of 11.375% Outstanding Notes will be accepted only in principal amounts equal to $2,000 or an integral multiple of $1,000 in excess thereof. If less than the entire principal amount of any 11.375% Outstanding Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled “Description of 11.375% Outstanding Notes Tendered” above. The entire principal amount of 11.375% Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all 11.375% Outstanding Notes is not tendered, then 11.375% Outstanding Notes for the principal amount of 11.375% Outstanding Notes not tendered and 11.375% Exchange Notes issued in exchange for any 11.375% Outstanding Notes accepted will be returned to the holder as promptly as practicable after the 11.375% Outstanding Notes are accepted for exchange.

5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures. If this letter of transmittal (or facsimile hereof) is signed by the record holder(s) of the 11.375% Outstanding Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the 11.375% Outstanding Notes without alteration, enlargement or any change whatsoever. If this letter of transmittal (or facsimile hereof) is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the 11.375% Outstanding Notes. If any tendered 11.375% Outstanding Notes are owned of record by two or more joint owners, all of such owners must sign this letter of transmittal.

If this letter of transmittal (or facsimile hereof) is signed by the registered holder(s) of 11.375% Outstanding Notes listed and tendered hereby and the 11.375% Exchange Notes issued in exchange therefor are to be issued (or any untendered principal amount of 11.375% Outstanding Notes is to be reissued) to the registered holder(s), then said holder(s) need not and should not endorse any tendered 11.375% Outstanding Notes, nor provide a separate bond power. In any other case, such holder(s) must either properly endorse the 11.375% Outstanding Notes tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

If this letter of transmittal (or facsimile hereof) or any 11.375% Outstanding Notes or bond powers are signed by one or more trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to act must be submitted with this letter of transmittal.

No signature guarantee is required if:

•	this letter of transmittal (or facsimile hereof) is signed by the registered holder(s) of the 11.375% Outstanding Notes tendered herein (or by a participant in DTC whose name appears on a security position listing as the owner of the tendered 11.375% Outstanding Notes) and the 11.375% Exchange Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in DTC, deposited to such participant’s account at DTC) and neither the box entitled “Special Issuance Instructions” nor the box entitled “Special Delivery Instructions” has been completed or

•	such 11.375% Outstanding Notes are tendered for the account of an Eligible Institution.

In all other cases, all signatures on this letter of transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

6. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address to which 11.375% Exchange Notes or substitute 11.375% Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal. In the case of issuance in a different name, the taxpayer identification number (see Instruction 8 below) of the person named must also be indicated. Holders tendering 11.375% Outstanding Notes by book-entry transfer may request that 11.375% Outstanding Notes not exchanged be credited to such account maintained at DTC as such noteholder may designate hereon. If no such instructions are given, such 11.375% Outstanding Notes not exchanged will be returned to the name and address (or account number) of the person signing this letter of transmittal.

7. Transfer Taxes. The Issuer will pay or cause to be paid all transfer taxes, if any, applicable to the exchange of 11.375% Outstanding Notes pursuant to the Exchange Offer. If, however, 11.375% Exchange Notes or 11.375% Outstanding Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the 11.375% Outstanding Notes tendered hereby, or if tendered 11.375% Outstanding Notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of 11.375% Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and the Exchange Agent will retain possession of an amount of 11.375% Exchange Notes with a face amount at least equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

8. Taxpayer Identification Number. Federal income tax law requires that a holder of any 11.375% Outstanding Notes or 11.375% Exchange Notes must provide the Issuer (as payor) with its correct taxpayer identification number (“TIN”), which, in the case of a holder who is an individual, is his or her social security number. If the Issuer is not provided with the correct TIN, the holder or payee may be subject to a $100 penalty imposed by the Internal Revenue Service and backup withholding, currently at a rate of 28%, on interest payments on the 11.375% Exchange Notes.

To prevent backup withholding, each tendering holder must provide such holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), that the holder is a U.S. person (including a U.S. resident alien), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the 11.375% Exchange Notes will be registered in more than one name or will not be in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 included with this Letter of Transmittal (the “Guidelines”) for information on which TIN to report.

If such holder does not have a TIN, such holder should consult the Guidelines concerning applying for a TIN, check the box in Part 3 of the Substitute Form W-9, write “applied for” in lieu of its TIN and sign and date the form and the Certificate of Awaiting Taxpayer Identification Number. Checking this box, writing “applied for” on the form and signing such certificate means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Issuer within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Issuer.

Certain holders are not subject to the backup withholding and reporting requirements. These holders, which we refer to as exempt holders, include certain foreign persons (other than U.S. resident aliens) and persons listed in the Guidelines as payees exempt from backup withholding. Exempt holders (other than certain foreign persons) should indicate their exempt status on the Substitute Form W-9. A foreign person (other than a U.S. resident alien) may qualify as an exempt holder by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN, signed under penalties of perjury, attesting to that holder’s exempt status. A disregarded domestic entity that has a foreign owner should file an Internal Revenue Service Form W-8BEN rather than a Substitute Form W-9. An Internal Revenue Service Form W-8BEN may be obtained from the Exchange Agent.

The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with the Issuer’s obligations regarding backup withholding.

9. Validity of Tenders. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of tendered 11.375% Outstanding Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all 11.375% Outstanding Notes not properly tendered or any 11.375% Outstanding Notes the Issuer’s acceptance of which would, in the opinion of the Issuer’s counsel, be unlawful. The Issuer also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities of tenders as to particular 11.375% Outstanding Notes. The Issuer’s interpretation of the terms and conditions of the Exchange Offer (including this letter of transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of 11.375% Outstanding Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of 11.375% Outstanding Notes nor shall any of them incur any liability for failure to give such notification.

10. Waiver of Conditions. The Issuer reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of 11.375% Outstanding Notes will be accepted.

12. Mutilated, Lost, Stolen or Destroyed 11.375% Outstanding Notes. Any holder whose 11.375% Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This letter of transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed 11.375% Outstanding Notes have been followed.

13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this letter of transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this letter of transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

14. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption “The Exchange Offer — Withdrawal of Tenders.”

IMPORTANT: This letter of transmittal or a manually signed facsimile hereof or an agent’s message in lieu hereof (together with the 11.375% Outstanding Notes delivered by book-entry transfer or in original hard copy form) must be received by the Exchange Agent, or the notice of guaranteed delivery must be received by the Exchange Agent, prior to 5:00 p.m., New York City time, on or prior to the Expiration Date.

SUBSTITUTE

Form W-9

DEPARTMENT OF THE TREASURY INTERNAL

REVENUE SERVICE

PAYOR’S REQUEST FOR

TAXPAYER

IDENTIFICATION

NUMBER (TIN)

Name:

Address (Number and Street)

City, State and ZIP Code

Exemptions (See attached page)

Exempt Payee Code (if any)

FATCA Exemption Code (if any)

Part 1 — Please provide your TIN in the box at the right (or complete Part 3) and certify by signing and dating below.	Social Security Number or Employer Identification Number

Part 2 — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I have checked the box in Part 3 and executed the Certificate of Awaiting Taxpayer Identification Number below);

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;

(3) I am a U.S. citizen, resident alien or other U.S. Person; and

(4) The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Part 3 — Awaiting TIN ☐ Please complete the Certificate of Awaiting Taxpayer Identification Number below.

Certificate Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if, after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE                                                   DATE

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING

AT THE APPLICABLE RATE OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE

NOTES.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED

THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number all or a portion of any payments made to me thereafter may be withheld until I provide a number.

SIGNATURE                                                               DATE

EXEMPT PAYEE CODES

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions. The following codes identify payees that are exempt from backup withholding:

Code
1

An organization exempt from tax under Section 501(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), any IRA, or a custodial account under Code Section 403(b)(7) if the account satisfies the requirements of Code Section 401(f)(2).

2	The United States or any of its agencies or instrumentalities.
3	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
4	A foreign government or any of its political subdivisions, agencies, or instrumentalities.
5	A corporation.
6	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
7	A futures commission merchant registered with the Commodity Futures Trading Commission.
8	A real estate investment trust.
9	An entity registered at all times during the tax year under the Investment Company Act of 1940.
10	A common trust fund operated by a bank under Code Section 584(a).
11	A financial institution.
12	A middleman known in the investment community as a nominee or Custodian.
13	A trust exempt from tax under section 664 or described in Code Section 4947.

FATCA EXEMPTION CODES

The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting Substitute Form W-9 for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting the Substitute Form W-9 for an account you hold in the United States, you may leave this field blank.

Code
A	An organization exempt from tax under Code Section 501(a) or any individual retirement plan as defined in Code Section 7701(a)(37).
B	The United States or any of its agencies or instrumentalities.
C	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
D	A corporation the stock of which is regularly traded on one or more established securities markets, as described in Treasury Regulation Section 1.1472-1(c)(1)(i).
E	A corporation that is a member of the same expanded affiliated group as a corporation described in Treasury Regulation Section 1.1472-1(c)(1)(i).

F

A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

G	A real estate investment trust.
H	A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.
I	A common trust fund as defined in Code Section 584(a).
J	A bank as defined in Code Section 581.
K	A broker.
L	A trust exempt from tax under Code Section 664 or described in Code Section 4947(a)(1).
M	A tax exempt trust under a Code Section 403(b) plan or Code Section 457(g) plan.